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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                              SHOPKO STORES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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THIS FILING CONSISTS OF QUESTIONS AND ANSWERS FOR THE COMPANY'S EMPLOYEES
REGARDING THE PROPOSED MERGER.

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ShopKo Stores, Inc.
SHOPKO EMPLOYEE QUESTIONS AND ANSWERS
                                                                   April 8, 2005

Today we signed a definitive merger agreement ("Merger Agreement") to be acquired by Badger Retail Holding, Inc., an affiliate company of Goldner Hawn Johnson & Morrison Incorporated (GHJ&M), a Minneapolis-based private equity investment firm. Please refer to the press release issued today for further details.

WHAT ARE THE OTHER TERMS OF THE TRANSACTION BESIDES WHAT IS IN THE PRESS
RELEASE?
The terms are contained in the Merger Agreement which has been filed as an exhibit to a Form 8-K filed today with the SEC. You can obtain a copy of the Form 8-K from the SEC at www.sec.gov or on the Company's website, www.shopko.com.

WILL OUR CURRENT MANAGEMENT TEAM STAY IN PLACE?
ShopKo's current Chairman of the Board, Jack Eugster has resigned his position as Chairman of the Board of Directors and his Board committee positions, effective immediately. John Turner and Steve Watson, both members of ShopKo's Board of Directors, have been named as Co-Chairmen of the Board. Mr. Eugster will remain on the Board of Directors of Shopko while the transaction is pending. ShopKo's current President and Chief Executive Officer, Sam Duncan, has indicated that he will not remain with ShopKo following the transaction, however, other members of ShopKo's senior management team are expected to remain in place and may invest in the company. Mr. Eugster will have an ongoing equity investment in ShopKo as part of the financing and after the merger becomes effective, Mr. Eugster is expected to serve as Chairman of the Board as well as acting President and Chief Executive Officer until a new President and Chief Executive Officer is named.

WILL THERE BE LAYOFFS AS A RESULT OF THIS TRANSACTION? IF SO, WHERE, WHEN AND HOW MANY?
After the merger we do not contemplate any layoffs.

WILL SHOPKO'S HEADQUARTERS MOVE TO THE TWIN CITIES? SOMEWHERE ELSE?
No.

WILL SHOPKO CLOSE ANY LOCATIONS? IF SO, WHERE, WHEN AND HOW MANY?
Like all retailers, we will continue to open and close locations as local trade conditions dictate.

WILL GHJ&M BE INTEGRATING SHOPKO WITH OTHER GHJ&M PORTFOLIO COMPANIES?
This is not anticipated. Although GHJ&M has owned retail and consumer products companies in the past, GHJ&M currently does not own any company that would be a likely candidate for such an integration.

WILL SHOPKO START OFFERING DIFFERENT PRODUCTS? IF SO, WHAT?
At ShopKo it will be business as usual -- we will continue to be a retailer of quality goods and services.

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WILL THE PRICES AT SHOPKO CHANGE?
There are no plans for significant price changes as a result of this transaction.

WHAT WILL HAPPEN TO PAMIDA?
As we indicated before, it is going to be business as usual.

WHEN WILL THE TRANSACTION BE COMPLETED?
We expect the transaction to be completed by the end of our 2nd fiscal quarter.

WHAT OTHER COMPANIES DOES GHJ&M OWN?
More complete information about GHJ&M will appear in the Company's proxy statement when it is filed with the SEC and may be found on its web site: http://www.ghjm.com.

WHAT HAPPENS TO OUR STOCK?
As indicated in the press release, each outstanding share of ShopKo's Common Stock will be converted into the right to receive $24.00 in cash under the terms of the Merger Agreement upon completion of the transaction.

WHAT WILL HAPPEN TO OUR BOARD OF DIRECTORS?
Upon completion of the transaction, a new Board will be formed.

WILL GHJ&M EXECUTIVES SIT ON SHOPKO'S BOARD?
Yes.

WILL THERE BE ANY NEW MEMBERS OF MANAGEMENT FROM GHJ&M?
No plans for such actions exist at this time.

WILL THERE BE OTHER MANAGEMENT OR BOARD CHANGES?
Not as of this date.

WHAT ABOUT OUR PROFIT SHARING PLAN?
All previous contributions to the profit sharing plan are unaffected by this transaction and are held in trust by CitiStreet. Under the terms of the Merger Agreement, for a period of one year after the transaction, employees will be provided with compensation and benefits which are substantially comparable to those in effect today.

WHAT ABOUT OUR 401(K)?
All previous contributions under the 401(k) are unaffected by this transaction and are held in trust by CitiStreet. Under the terms of the Merger Agreement, for a period of one year after the transaction, employees will be provided with compensation and benefits which are substantially comparable to those in effect today.


WHAT WILL HAPPEN WITH THE SHOPKO STOCK IN THE 401(K) PLAN?
Each outstanding share of ShopKo's Common Stock held in the 401(k) Plan will be converted into the right to receive $24.00 in cash under the terms of the Merger Agreement upon completion of the transaction.

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WHAT WILL HAPPEN WITH WAGES, AND BENEFITS?
Under the terms of the Merger Agreement, for a period of one year after the transaction, employees will be provided with compensation and benefits which are substantially comparable to those in effect today. More information will be distributed about the effect of the merger for purposes of various benefit plans at the appropriate time.

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In connection with ShopKo's solicitation of proxies with respect to the meeting of shareholders to be called with respect to the proposed merger, ShopKo will file with the Securities and Exchange Commission (the "SEC"), and will furnish to shareholders of ShopKo, a proxy statement. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO SHAREHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, or from ShopKo's website, http://www.shopko.com.

ShopKo and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from shareholders of ShopKo in favor of the proposed merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in ShopKo's proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of ShopKo common stock as of April 15, 2004 is also set forth in the Schedule 14A filed by ShopKo on April 26, 2004 with the SEC.

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. ShopKo may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of financing or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of ShopKo are described in ShopKo's filings with the SEC, including ShopKo's annual report on Form 10-K for the fiscal year ended January 29, 2005.